UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2016
                                            -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                            FIRST TRUST/ABERDEEN
                                                 EMERGING OPPORTUNITY FUND (FEO)

                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2016

ABERDEEN
Asset Management                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   4
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  17
Statement of Operations.....................................................  18
Statements of Changes in Net Assets.........................................  19
Statement of Cash Flows.....................................................  20
Financial Highlights........................................................  21
Notes to Financial Statements...............................................  22
Report of Independent Registered Public Accounting Firm.....................  30
Additional Information......................................................  31
Board of Trustees and Officers..............................................  35
Privacy Policy..............................................................  37

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016


Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a performance analysis and the financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust/Aberdeen Emerging Opportunity Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE"
AS OF DECEMBER 31, 2016 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FEO
Common Share Price                                             $13.90
Common Share Net Asset Value ("NAV")                           $16.16
Premium (Discount) to NAV                                      (13.99)%
Net Assets Applicable to Common Shares                    $83,679,099
Current Quarterly Distribution per Common Share (1)            $0.350
Current Annualized Distribution per Common Share               $1.400
Current Distribution Rate on Common Share Price (2)             10.07%
Current Distribution Rate on NAV (2)                             8.66%
---------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price    NAV
12/15       $13.06                $15.34
             12.57                 14.73
             11.99                 14.32
1/16         11.99                 14.43
             12.46                 14.86
             12.11                 14.60
             12.47                 14.94
2/16         12.59                 14.93
             13.43                 15.81
             13.79                 16.07
3/16         14.02                 16.41
             13.93                 16.22
             13.96                 16.06
             14.14                 16.52
             14.45                 16.56
4/16         14.51                 16.65
             14.10                 16.24
             13.92                 16.19
             13.85                 16.02
5/16         13.98                 16.23
             14.25                 16.50
             14.56                 16.59
             14.47                 16.52
6/16         14.36                 16.17
             14.91                 16.88
             14.73                 16.88
             15.10                 17.19
             14.96                 17.10
7/16         15.32                 17.24
             15.44                 17.45
             15.80                 17.71
             15.79                 17.70
8/16         15.40                 17.44
             15.77                 17.49
             15.55                 17.46
             15.32                 17.29
             15.06                 17.36
9/16         15.22                 17.28
             15.26                 17.37
             15.13                 17.16
             15.32                 17.35
10/16        15.05                 17.20
             14.75                 16.95
             13.58                 16.18
             13.53                 16.04
11/16        13.85                 16.08
             13.71                 16.01
             14.02                 16.42
             14.03                 16.25
             13.67                 15.92
12/16        13.90                 16.16


------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                 -------------------------------------------------------
                                                 1 Year Ended    5 Years Ended    10 Years Ended    Inception (08/28/06)
                                                   12/31/16        12/31/16          12/31/16           to 12/31/16
FUND PERFORMANCE (3)
NAV                                                 15.93%           3.61%            6.20%                6.95%
Market Value                                        17.12%           3.19%            5.44%                4.93%

INDEX PERFORMANCE
Blended Index(4)                                    10.76%           2.62%            4.66%                5.65%
Bloomberg Barclays Global Emerging Markets Index     9.00%           5.22%            6.18%                6.66%
FTSE All World Emerging Market Index                13.53%           2.15%            2.64%                4.36%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                         % OF TOTAL
TOP 10 HOLDINGS                                          INVESTMENTS
--------------------------------------------------------------------
Russian Federal Bond - Ofz (RUB), 7.05%, 1/19/28             4.8%
Brazil Notas Do Tesouro Nacional Series F (BRL),
   10%, 1/1/25                                               4.7
Samsung Electronics Co., Ltd., Preference Shares             2.1
Peruvian Government International Bond (PEN),
   6.9%, 8/12/37                                             2.1
Republic of South Africa Government Bond (ZAR),
   6.25%, 3/31/36                                            1.9
Taiwan Semiconductor Manufacturing Co., Ltd.                 1.7
Turkey Government Bond (TRY), 10.4%, 3/20/24                 1.7
Astra International Tbk PT                                   1.6
Housing Development Finance Corp                             1.5
Mexican Bonos (MXN), 6.5%, 6/9/22                            1.4
--------------------------------------------------------------------
                                     Total                  23.5%
                                                           ======

-----------------------------------
                         % OF TOTAL
TOP 10 COUNTRIES(5)     INVESTMENTS
-----------------------------------
Brazil                     12.5%
Russia                      8.6
Mexico                      7.6
India                       7.2
South Africa                7.0
Turkey                      5.6
Indonesia                   5.2
Hong Kong                   3.5
South Korea                 3.1
Argentina                   2.9
-----------------------------------
                 Total     63.2%
                          ======

(1) Most recent distribution paid or declared through 12/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Global Emerging Markets Index (35.0%).

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE" (CONTINUED)
AS OF DECEMBER 31, 2016 (UNAUDITED)

-----------------------------------------------------
                                          % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Sovereigns                                   40.7%
Banks                                        10.3
Wireless Telecommunications Services          3.4
Real Estate Management & Development          2.9
Construction Materials                        2.8
Integrated Oils                               2.7
Food & Staples Retailing                      2.5
Government Agencies                           2.3
Oil, Gas & Consumable Fuels                   2.3
Automobiles                                   2.2
Technology Hardware, Storage & Peripherals    2.2
Metals & Mining                               1.8
Semiconductors                                1.7
Beverages                                     1.6
Thrifts & Mortgage Finance                    1.5
Insurance                                     1.3
Exploration & Production                      1.2
IT Services                                   1.1
Real Estate                                   1.1
Tobacco                                       1.1
Multiline Retail                              1.0
Financial Services                            0.9
Construction Materials Manufacturing          0.8
Food & Beverage                               0.8
Railroad                                      0.8
Household Products                            0.7
Internet Software & Services                  0.7
Pipeline                                      0.7
Specialty Retail                              0.7
Energy Equipment & Services                   0.6
Transportation Infrastructure                 0.6
Food Products                                 0.5
Hotels, Restaurants & Leisure                 0.5
Pharmaceuticals                               0.5
Utilities                                     0.5
Capital Markets                               0.4
Personal Products                             0.4
Software & Services                           0.4
Transportation & Logistics                    0.4
Chemicals                                     0.3
Communications Equipment                      0.3
Diversified Financial Services                0.3
Oil & Gas Services & Equipment                0.3
Home Improvement                              0.2
Industrial Other                              0.0*
-----------------------------------------------------
                                     Total  100.0%
                                            ======

* Amount is less than 0.05%.

--------------------------------------------------------------------
                                                         % OF TOTAL
                                                        FIXED INCOME
CREDIT QUALITY(6)                                       INVESTMENTS
--------------------------------------------------------------------
A                                                           6.9%
A-                                                          3.6
BBB                                                         9.7
BBB-                                                       24.1
BB+                                                         7.4
BB                                                         13.2
BB-                                                         8.7
B+                                                          8.0
B                                                           5.3
B-                                                          8.4
CCC                                                         0.9
CCC-                                                        0.3
NR                                                          3.5
----------------------------------------------------------------
                                     Total                100.0%
                                                          ======

(6) The credit quality and ratings information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its Shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO
Head of Equities

JOANNE IRVINE
Head of Global Emerging Markets ex Asia

MARK GORDON-JAMES
Senior Investment Manager, Global Emerging Markets Equity

FIONA MANNING
Senior Investment Manager, Global Emerging Markets Equity

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT
Head of Emerging Market Debt

KEVIN DALY
Senior Investment Manager, Emerging Market Debt

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 15.93% and a market value total return of 17.12% for the year ended December 31, 2016, compared to the Fund's blended index(2) total return of 10.76% over the same period. In addition to the blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2016, for these indices were as follows: the Bloomberg Barclays Global Emerging Markets Index was 9.00% and the FTSE All World Emerging Market Index was 13.53%.

An important factor impacting the return of the Fund relative to its blended benchmark was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the blended index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

-----------------------------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(2) Blended index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Global Emerging Markets Index (35.0%)

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


                            FIXED INCOME COMMENTARY

MARKET RECAP

2016 was a year of marked improvement in the performance of emerging market (EM) bonds. A positive market tone dictated most of the period despite a shaky start to the year following a stark drop in the oil price and rising political uncertainty in developed markets throughout the second half of 2016. Developed market political developments shaped sentiment throughout the year, but EM assets were able to withstand some surprising election outcomes to post positive returns. The UK's vote to leave the European Union and the election of Donald Trump to be the new President of the United States were the key events, although emerging market countries were not immune as Brazil, Turkey and South Africa, among others, were also hit by political volatility during the year.

The UK's surprise referendum result at the end of June shocked financial markets but the negative sentiment was short lived as investors realized that emerging markets would be unaffected by the vote. Trump's surprise victory in November sparked some negative returns in EM risk assets, as the outspoken Republican's pre-election rhetoric and campaign promises spooked markets. Trump's pledge to boost domestic infrastructure spending and cut taxes in order to boost growth, while also renegotiating or even tearing up existing trade deals, saw U.S. treasury yields increase and the U.S. dollar appreciate. This led to downward pressure on EM debt, but even this negative sentiment was short-lived with EM debt rallying in December as markets shrugged off prospects of a "hard" Trump. There is still significant uncertainty surrounding Trump's eventual policy mix, but the President-elect's rhetoric since victory has been more moderate in tone and more focused on domestic rather than foreign policy, which would have more sanguine implications for EM.

Risk sentiment also improved throughout the year as it became apparent that monetary tightening in the U.S. may not be as forthcoming as previously expected. Indeed the U.S. Federal Reserve ("Fed") only carried out one hike of 25 basis points in 2016, a significant deviation from the three rate rises that the Fed had hinted at in its final meeting of 2015. Commodities were also a key driver of sentiment as the Brent crude oil price swung sharply below US$28 per barrel in January before recovering and finishing just under US$40 per barrel at the end of March. The oil price remained mostly range-bound between US$40 and US$50 per barrel for most of the year before OPEC, the oil cartel, led by Saudi Arabia, agreed to implement production quotas. This allowed prices to finish the calendar year strongly at nearly US$57 per barrel.

Fund flows into the asset class totaled approximately US$40bn in 2016, the largest amount since 2012 and a welcome reversal to the outflows experienced in 2015. This helped absorb a record US$128.8bn of sovereign issuance, driven by Argentina's US$17bn multi-tranche deal in April and by the Middle East, where Saudi Arabia priced US$17.5bn and its neighbours Qatar, Abu Dhabi, Oman and Bahrain also returned to the market to raise money in the face of falling hydrocarbon revenues.

PERFORMANCE ANALYSIS

The EM debt portion of the Fund outperformed the EM debt portion of its blended index in both hard currency and local currency bonds.

Within the hard currency space, the Fund's overweight positions in Brazil and Iraq were the key positive contributors to performance, as were selection effects in Venezuela and South Africa. On the other side, an underweight position in Ecuador detracted from performance as did an off-benchmark allocation to the United Arab Emirates and selection effects in the Dominican Republic and Mozambique. Within the local currency holdings, overweight positions in Brazil and Russia were the primary contributors to performance as were zero-weights in Malaysia and Romania. Positioning in Peru and an underweight to Colombia were the main detractors from performance as was bond selection in Turkey and off-benchmark exposure in Uruguay.

MARKET AND FUND OUTLOOK

While December provided more clarity on Donald Trump's cabinet appointments, it remains unclear as to the direction of the president-elect's domestic and foreign policy mix. Trump's predilection for using the social media platform Twitter as his mouthpiece - something which many emerging market leaders have long adopted - suggests that markets may suffer more kneejerk reactions as investors struggle to decipher the 140-character messages. We believe Trump's protectionist rhetoric during the campaign and on his victory tour when he threatened to enact large trade tariffs on China and Mexico may be dialed back as the Republican Party does not have a history of being trade protectionists. On the other hand, we expect he will likely have the backing of his party for sweeping tax cuts that should be supportive for U.S. growth, which ultimately could be good news for emerging market growth.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


                               EQUITY COMMENTARY

MARKET RECAP

Emerging market equities posted modest returns in U.S. dollar terms, outperforming developed markets in a year marked by major surprises. At the start of the year, weak crude oil prices and a continued sell-off in Chinese shares heightened risk aversion. However, a sharp rebound in commodity prices and continued monetary stimulus spurred a comeback. In June, the UK's vote to leave the European Union sent shockwaves across global markets and the British pound crashed to a three-decade low. Shares subsequently rebounded as the Fed's delay to raise rates and signs of stabilization in the Chinese economy supported sentiment. Towards the end of the year, emerging markets' gains were trimmed in the aftermath of Donald Trump's election victory, which triggered a rotation out of bonds and into low-quality cyclicals as investors considered the implications of U.S. fiscal policy shifting towards a more reflationary position. The U.S. dollar strengthened against most currencies on speculation that a Trump presidency will boost the domestic economy at the expense of global trade. On the commodity front, oil rallied after major producers struck an unexpected deal to cap output. In December, the Fed raised rates as widely expected, but hinted at an accelerated pace of tightening in 2017.

In Asia, signs of stabilization in the Chinese economy supported sentiment, although optimism was capped by capital controls to support the Chinese yuan and stem fund outflows. Another notable development was the opening of a long-anticipated trading link between Hong Kong and Shenzhen. Elsewhere, India decommissioned large-denomination Indian rupee notes in an unexpected move to fight corruption. The drastic measure resulted in a cash crunch and weighed on equities. Overall, however, most of the companies we met on a research trip there believe the policy is positive in the longer term. Investors also lauded the passing of the goods-and-services tax bill, as well as the appointment of central bank deputy Urjit Patel to succeed outgoing governor Raghuram Rajan. Meanwhile, Indonesia passed a tax amnesty bill to help trim the budget deficit and embarked on an aggressive path of monetary easing. In politics, Rodrigo Duterte secured a landslide victory in the Philippines presidential election, while South Korea's parliament voted to impeach scandal-hit president Park Geun-Hye. In Thailand, the passing of the highly-revered King Bhumibol is not expected to have a long-term impact on its stock market or economy, although markets had been volatile in the lead-up.

Brazil outperformed in Latin America as both the stock market and the real GDP soared. Focus turned to reforms as Michel Temer stood in for impeached president Dilma Rousseff. The senate passed bills to freeze social spending for 20 years and overhaul the pension system to tame a budget deficit. These were accompanied by monetary easing as well as other measures to support the economy, such as additional loans for small businesses and tax relief for workers. Conversely, Mexican shares and the Mexican peso weakened on trade concerns following Trump's success at the polls. Consequently, the central bank hiked rates to support the weakening peso.

In emerging Europe, Turkey's stock market and currency eased as a failed coup and a series of terrorist attacks dominated headlines. The central bank also raised its interest rates in response to a weakening Turkish lira. On the other hand, Russia benefited from rising oil prices and expectations that its relationship with the U.S. would improve under a Trump presidency. Elsewhere, South Africa's third-quarter economic growth slowed, missing market expectations, although shares and the South African rand strengthened as political fears receded.

PERFORMANCE ANALYSIS

The equity portion of the Fund returned 13.20% in U.S. dollar terms in 2016, outperforming the equity portion of the blended index's return of 11.62%. Positive stock selection outweighed negative allocation effects.

In Asia, the equity portion of the Fund's underweight to China contributed the most to performance, benefiting from the yuan weakness. The market also lagged the region on concerns of high leverage in the banking sector and continued capital outflows, compelling the regulator to impose stricter rules on foreign currency purchases. Hong Kong's AIA came under pressure on apprehension over the impact of these policies on the sales of life-insurance policies in the mainland. Elsewhere, the Fund benefited from the underweight to Korea as its currency weakened following the vote to impeach the president. Indonesia's Astra International also added to relative performance, driven by robust car sales and new regulation to improve affordability.

Against this, the Fund's overweight to the Philippines detracted, as market weakness reflected a persistent and deteriorating current account deficit as well as erosion of support for the Phillippines peso. The underweight to Taiwan, which outperformed the broader market, also hurt relative performance. Elsewhere, our large exposure to India cost the Fund, as the market sold off on concerns over the impact of demonetization on the economy.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


Latin America added to performance, largely due to our overweight to Brazil, where both the market and currency rallied. Sentiment was helped by the prospect of economic reform following the end of a lengthy impeachment process. The Fund's holdings there, such as lender Bradesco, shopping mall operator Multiplan and retailer Lojas Renner, contributed to relative outperformance. The Fund also benefited from holding Argentinian steel-pipe manufacturer Tenaris and Brazilian iron-ore producer Vale, which rallied on improving sentiment towards commodity demand. Conversely, our overweight to Mexico detracted, as the stock market and the Mexican peso weakened on negative sentiment over Donald Trump's protectionist stance. This was further compounded by declines in Coca-Cola bottling franchise Femsa and lender Banorte on concerns over their exposure to the domestic economy.

In Europe, the Middle East, and Africa ("EMEA"), Russia was the top performing market, thanks to rising energy prices and a potential thawing of its relationship with the U.S. with Trump in power. Lukoil, in particular, benefited from this. However, the Fund's overweight to Turkey detracted as the Turkish lira continued to sell off on political uncertainty and a credit-rating downgrade. Stock selection was also negative with BIM and Garanti underperforming the broader Turkish market.

MARKET OUTLOOK

Emerging markets posted decent gains in 2016 and outperformed developed markets, but the year ahead may prove testing. With Donald Trump set to take office in January, his protectionist stance will be among the biggest concerns. We believe his proposed tax cuts and fiscal stimulus could boost borrowing, forcing higher interest rates. That is positive for the dollar but negative for emerging markets. That said, most developing economies are in a better position to weather uncertainty than even a few years ago. Balance sheets are more robust, while they have also built up substantial reserves to counter currency weakness. Inflation is largely under control, giving central banks room to cut rates to support growth. Meanwhile, we believe a recovery in oil prices should be a boon to commodity exporters.

At the corporate level, there are signs the earnings cycle is turning for the better. We believe valuations are also attractive relative to developed markets. Across the Fund's holdings, efforts to bolster margins through disciplined cost control should bode well. Our regular engagement with management of the Fund's holdings should also help ensure that the interests of both management and shareholders remain aligned. While uncertainties lie ahead, we are confident that our prudent approach will help us navigate these headwinds over the long run.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2016

    SHARES                                             DESCRIPTION                                            VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 43.0%

                BRAZIL - 5.1%
        75,850  Ambev S.A................................................................................  $    382,198
       107,056  Banco Bradesco S.A., ADR.................................................................       932,458
        31,800  BRF S.A..................................................................................       471,426
        82,000  Lojas Renner S.A.........................................................................       583,753
        25,454  Multiplan Empreendimentos Imobiliarios S.A., Preference Shares...........................       464,393
        41,267  Ultrapar Participacoes S.A...............................................................       867,891
        59,604  Vale S.A., ADR...........................................................................       454,182
        19,642  Vale S.A., Preference Shares, ADR........................................................       135,333
                                                                                                           ------------
                                                                                                              4,291,634
                                                                                                           ------------
                CHILE - 0.9%
        22,459  Banco Santander Chile S.A., ADR..........................................................       491,178
        32,999  SACI Falabella...........................................................................       261,092
                                                                                                           ------------
                                                                                                                752,270
                                                                                                           ------------
                CHINA - 2.4%
       110,000  China Mobile Ltd.........................................................................     1,166,033
       472,000  PetroChina Co., Ltd., Class H............................................................       351,816
        17,700  YUM China Holdings, Inc..................................................................       462,324
                                                                                                           ------------
                                                                                                              1,980,173
                                                                                                           ------------
                HONG KONG - 3.4%
       206,000  AIA Group Ltd............................................................................     1,162,228
       202,000  Hang Lung Group Ltd......................................................................       703,334
        15,285  Hong Kong Exchanges and Clearing Ltd.....................................................       361,108
       262,000  Swire Pacific Ltd., B Shares.............................................................       450,716
        54,600  Swire Properties Ltd.....................................................................       150,679
                                                                                                           ------------
                                                                                                              2,828,065
                                                                                                           ------------
                HUNGARY - 0.5%
        21,000  Richter Gedeon Nyrt......................................................................       443,893
                                                                                                           ------------
                INDIA - 7.3%
        61,010  Grasim Industries Ltd....................................................................       775,547
        12,737  Hero MotoCorp Ltd........................................................................       571,194
        47,000  Hindustan Unilever Ltd...................................................................       572,248
        72,500  Housing Development Finance Corp., Ltd...................................................     1,348,733
       140,500  ICICI Bank Ltd...........................................................................       528,505
        40,075  Infosys Ltd..............................................................................       596,726
       276,259  ITC Ltd..................................................................................       983,615
        11,253  Tata Consultancy Services Ltd............................................................       392,214
         7,428  UltraTech Cement Ltd.....................................................................       355,717
                                                                                                           ------------
                                                                                                              6,124,499
                                                                                                           ------------
                INDONESIA - 2.2%
     2,268,100  Astra International Tbk PT...............................................................     1,393,099
       375,400  Indocement Tunggal Prakarsa Tbk PT.......................................................       429,108
                                                                                                           ------------
                                                                                                              1,822,207
                                                                                                           ------------
                ITALY - 0.7%
        15,600  Tenaris S.A., ADR........................................................................       557,076
                                                                                                           ------------
                MALAYSIA - 0.6%
        44,622  CIMB Group Holdings Bhd..................................................................        44,861
       105,000  Public Bank Bhd..........................................................................       461,569
                                                                                                           ------------
                                                                                                                506,430
                                                                                                           ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

    SHARES                                             DESCRIPTION                                            VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

                MEXICO - 3.2%
        13,800  Fomento Economico Mexicano, S.A.B. de C.V., ADR..........................................  $  1,051,698
        16,500  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR................................       569,910
       211,200  Grupo Financiero Banorte, S.A.B. de C.V., O Shares.......................................     1,040,226
                                                                                                           ------------
                                                                                                              2,661,834
                                                                                                           ------------
                PHILIPPINES - 1.6%
     1,189,000  Ayala Land, Inc..........................................................................       765,361
       325,359  Bank of the Philippine Islands...........................................................       581,179
                                                                                                           ------------
                                                                                                              1,346,540
                                                                                                           ------------
                POLAND - 0.5%
        14,196  Bank Pekao S.A...........................................................................       426,764
                                                                                                           ------------
                PORTUGAL - 0.6%
        29,692  Jeronimo Martins SGPS S.A................................................................       460,705
                                                                                                           ------------
                RUSSIA - 2.0%
        15,000  Lukoil PJSC, ADR.........................................................................       841,800
         4,796  Magnit PJSC..............................................................................       859,989
                                                                                                           ------------
                                                                                                              1,701,789
                                                                                                           ------------
                SOUTH AFRICA - 2.0%
        18,000  BHP Billiton PLC.........................................................................       286,611
        42,725  Massmart Holdings Ltd....................................................................       392,477
        44,215  MTN Group Ltd............................................................................       406,197
       106,163  Truworths International Ltd..............................................................       615,855
                                                                                                           ------------
                                                                                                              1,701,140
                                                                                                           ------------
                SOUTH KOREA - 3.3%
           929  Amorepacific Corp........................................................................       158,064
         1,489  Amorepacific Group.......................................................................       163,965
           876  NAVER Corp...............................................................................       562,096
         1,600  Samsung Electronics Co., Ltd., Preference Shares.........................................     1,898,328
                                                                                                           ------------
                                                                                                              2,782,453
                                                                                                           ------------
                TAIWAN - 2.2%
       108,005  Taiwan Mobile Co., Ltd...................................................................       348,522
       262,954  Taiwan Semiconductor Manufacturing Co., Ltd..............................................     1,480,845
                                                                                                           ------------
                                                                                                              1,829,367
                                                                                                           ------------
                THAILAND - 2.2%
        67,200  Siam Cement (The) PCL....................................................................       934,519
       201,100  Siam Commercial Bank (The) PCL (b).......................................................       856,390
                                                                                                           ------------
                                                                                                              1,790,909
                                                                                                           ------------
                TURKEY - 1.9%
       204,135  Akbank TAS...............................................................................       452,616
        36,444  BIM Birlesik Magazalar A.S...............................................................       506,325
        87,150  Haci Omer Sabanci Holding A.S............................................................       226,097
       192,000  Turkiye Garanti Bankasi A.S..............................................................       414,823
                                                                                                           ------------
                                                                                                              1,599,861
                                                                                                           ------------
                UNITED KINGDOM - 0.4%
        43,867  Standard Chartered PLC (c)...............................................................       358,756
                                                                                                           ------------
                TOTAL COMMON STOCKS......................................................................    35,966,365
                (Cost $29,858,543)                                                                         ------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - 43.0%

                ARGENTINA - 3.0%
     2,105,000  Argentine Bonos del Tesoro (ARS).............................    18.20%       10/03/21     $    136,041
     6,695,000  Argentine Bonos del Tesoro (ARS).............................    16.00%       10/17/23          407,198
       816,000  Argentine Republic Government International Bond
                   (USD) (d).................................................     7.50%       04/22/26          858,840
       378,550  Argentine Republic Government International Bond
                   (USD).....................................................     8.28%       12/31/33          405,995
       266,387  Argentine Republic Government International Bond
                   (USD).....................................................     8.28%       12/31/33          277,709
       464,000  Argentine Republic Government International Bond
                   (USD) (d).................................................     7.13%       07/06/36          442,540
                                                                                                           ------------
                                                                                                              2,528,323
                                                                                                           ------------
                ARMENIA - 0.5%
       396,000  Republic of Armenia International Bond (USD) (d).............     6.00%       09/30/20          410,098
                                                                                                           ------------
                BAHRAIN - 0.7%
       548,000  Bahrain Government International Bond (USD) (d)..............     7.00%       10/12/28          561,259
                                                                                                           ------------
                BRAZIL - 4.9%
    14,400,000  Brazil Notas do Tesouro Nacional, Series F (BRL).............    10.00%       01/01/25        4,125,620
                                                                                                           ------------
                COSTA RICA - 0.3%
       300,000  Costa Rica Government International Bond (USD)...............     4.25%       01/26/23          275,250
                                                                                                           ------------
                DOMINICAN REPUBLIC - 0.1%
       100,000  Dominican Republic International Bond (USD)..................     6.85%       01/27/45           94,972
                                                                                                           ------------
                EL SALVADOR - 0.3%
       273,000  El Salvador Government International Bond (USD)..............     7.65%       06/15/35          254,573
                                                                                                           ------------
                ETHIOPIA - 0.9%
       790,000  Ethiopia International Bond (USD) (d)........................     6.63%       12/11/24          730,718
                                                                                                           ------------
                GHANA - 0.9%
     1,850,000  Ghana Government Bond (GHS)..................................    23.00%       08/21/17          429,969
       300,000  Ghana Government International Bond (USD)....................     8.13%       01/18/26          296,996
                                                                                                           ------------
                                                                                                                726,965
                                                                                                           ------------
                HONDURAS - 0.5%
       410,000  Honduras Government International Bond (USD) (d).............     7.50%       03/15/24          440,094
                                                                                                           ------------
                HUNGARY - 1.4%
   276,800,000  Hungary Government Bond (HUF)................................     5.50%       06/24/25        1,129,569
                                                                                                           ------------
                INDONESIA - 2.6%
       470,000  Indonesia Government International Bond (USD) (d)............     5.88%       01/15/24          519,728
 7,600,000,000  Indonesia Treasury Bond (IDR)................................     5.25%       05/15/18          550,856
14,700,000,000  Indonesia Treasury Bond (IDR)................................     8.38%       03/15/34        1,099,840
                                                                                                           ------------
                                                                                                              2,170,424
                                                                                                           ------------
                IRAQ - 1.2%
     1,230,000  Iraq International Bond (USD)................................     5.80%       01/15/28        1,025,088
                                                                                                           ------------
                IVORY COAST - 0.8%
       693,000  Ivory Coast Government International Bond (USD)..............     5.75%       12/31/32          644,031
                                                                                                           ------------
                JAMAICA - 0.6%
       477,000  Jamaica Government International Bond (USD)..................     7.88%       07/28/45          519,153
                                                                                                           ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                KENYA - 0.2%
       200,000  Kenya Government International Bond (USD)....................     6.88%       06/24/24     $    189,788
                                                                                                           ------------
                MEXICO - 2.7%
    27,170,000  Mexican Bonos (MXN)..........................................     6.50%       06/09/22        1,266,859
    18,700,000  Mexican Bonos (MXN)..........................................     8.50%       11/18/38          960,614
                                                                                                           ------------
                                                                                                              2,227,473
                                                                                                           ------------
                MONGOLIA - 0.7%
       700,000  Mongolia Government International Bond (USD).................     5.13%       12/05/22          600,267
                                                                                                           ------------
                PERU - 2.3%
     6,320,000  Peruvian Government International Bond (PEN).................     6.90%       08/12/37        1,879,516
                                                                                                           ------------
                POLAND - 1.4%
     4,800,000  Republic of Poland Government Bond (PLN).....................     4.00%       10/25/23        1,194,365
                                                                                                           ------------
                RUSSIA - 5.3%
   281,300,000  Russian Federal Bond - OFZ (RUB).............................     7.05%       01/19/28        4,209,325
       200,000  Russian Foreign Bond - Eurobond (USD)........................     5.88%       09/16/43          221,921
                                                                                                           ------------
                                                                                                              4,431,246
                                                                                                           ------------
                RWANDA - 0.6%
       300,000  Rwanda International Government Bond (USD)...................     6.63%       05/02/23          298,117
       200,000  Rwanda International Government Bond (USD) (d)...............     6.63%       05/02/23          198,745
                                                                                                           ------------
                                                                                                                496,862
                                                                                                           ------------
                SENEGAL - 0.5%
       380,000  Senegal Government International Bond (USD)..................     8.75%       05/13/21          425,813
                                                                                                           ------------
                SOUTH AFRICA - 4.1%
    14,400,000  Republic of South Africa Government Bond (ZAR)...............    10.50%       12/21/26        1,157,117
    10,260,000  Republic of South Africa Government Bond (ZAR)...............     8.00%       01/31/30          672,973
    31,500,000  Republic of South Africa Government Bond (ZAR)...............     6.25%       03/31/36        1,638,619
                                                                                                           ------------
                                                                                                              3,468,709
                                                                                                           ------------
                SURINAME - 0.3%
       270,000  Republic of Suriname (USD) (d)...............................     9.25%       10/26/26          264,195
                                                                                                           ------------
                TANZANIA - 0.3%
       233,334  Tanzania Government International Bond (USD) (e).............     7.25%       03/09/20          245,374
                                                                                                           ------------
                TURKEY - 2.8%
     1,750,000  Turkey Government Bond (TRY).................................     6.30%       02/14/18          478,820
     5,390,000  Turkey Government Bond (TRY).................................    10.40%       03/20/24        1,478,586
       400,000  Turkey Government International Bond (USD)...................     4.88%       10/09/26          371,122
                                                                                                           ------------
                                                                                                              2,328,528
                                                                                                           ------------
                UKRAINE - 1.5%
       297,000  Ukraine Government International Bond (USD) (d)..............     7.75%       09/01/20          294,559
       115,000  Ukraine Government International Bond (USD) (d)..............     7.75%       09/01/21          112,761
       865,000  Ukraine Government International Bond (USD) (d)..............     7.75%       09/01/24          823,912
       188,000  Ukraine Government International Bond (USD) (d)..............      (f)        05/31/40           57,479
                                                                                                           ------------
                                                                                                              1,288,711
                                                                                                           ------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                URUGUAY - 0.5%
       190,000  Uruguay Government International Bond (USD)..................     4.38%       10/27/27     $    191,435
       158,000  Uruguay Government International Bond (USD)..................     7.63%       03/21/36          197,713
                                                                                                           ------------
                                                                                                                389,148
                                                                                                           ------------
                VENEZUELA - 0.6%
       850,000  Venezuela Government International Bond (USD)................     7.75%       10/13/19          476,000
                                                                                                           ------------
                ZAMBIA - 0.5%
       440,000  Zambia Government International Bond (USD) (d)...............     8.97%       07/30/27          435,600
                                                                                                           ------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES..................................................    35,977,732
                (Cost $37,019,504)                                                                         ------------

FOREIGN CORPORATE BONDS AND NOTES (g) - 19.7%

                AZERBAIJAN - 0.3%
       222,000  Southern Gas Corridor CJSC (USD) (d).........................     6.88%       03/24/26          239,538
                                                                                                           ------------
                BANGLADESH - 0.3%
       250,000  Banglalink Digital Communications Ltd. (USD) (d).............     8.63%       05/06/19          265,300
                                                                                                           ------------
                BARBADOS - 0.3%
       250,000  Sagicor Finance 2015 Ltd. (USD) (d)..........................     8.88%       08/11/22          283,125
                                                                                                           ------------
                BRAZIL - 3.2%
       414,000  Marfrig Overseas Ltd. (USD)..................................     9.50%       05/04/20          428,490
       350,000  OAS Finance Ltd. (USD) (h) (i) (j) (k).......................     8.88%         (l)              18,900
       200,000  OAS Investments GmbH (USD) (h) (i) (k).......................     8.25%       10/19/19            9,400
       650,000  Petrobras Global Finance BV (USD)............................     8.75%       05/23/26          702,813
       795,000  Petrobras Global Finance BV (USD)............................     5.38%       01/27/21          779,497
       170,000  Petrobras Global Finance BV (USD)............................     8.38%       05/23/21          183,600
       256,060  QGOG Atlantic/Alaskan Rigs Ltd. (USD)........................     5.25%       07/30/18          245,818
       300,000  Vale Overseas Ltd. (USD).....................................     6.88%       11/21/36          297,000
                                                                                                           ------------
                                                                                                              2,665,518
                                                                                                           ------------
                DOMINICAN REPUBLIC - 0.6%
       460,000  AES Andres BV / Domincan Power Partners / Empresa
                   Generadora de Electricidad Itabo (USD) (d)................     7.95%       05/11/26          476,316
                                                                                                           ------------
                GEORGIA - 1.5%
       200,000  BGEO Group JSC (USD) (d).....................................     6.00%       07/26/23          200,900
       350,000  Georgian Oil and Gas Corp. JSC (USD) (d).....................     6.75%       04/26/21          366,187
       680,000  Georgian Railway JSC (USD)...................................     7.75%       07/11/22          727,552
                                                                                                           ------------
                                                                                                              1,294,639
                                                                                                           ------------
                GUATEMALA - 1.1%
       400,000  Comcel Trust via Comunicaciones Celulares S.A. (USD) (d).....     6.88%       02/06/24          405,000
       500,000  Industrial Subordinated Trust (USD)..........................     8.25%       07/27/21          526,250
                                                                                                           ------------
                                                                                                                931,250
                                                                                                           ------------
                HONG KONG - 0.3%
       260,000  Shimao Property Holdings Ltd. (USD)..........................     8.38%       02/10/22          290,581
                                                                                                           ------------
                INDIA - 0.3%
       260,000  ICICI Bank Ltd. (USD) (j)....................................     6.38%       04/30/22          261,940
                                                                                                           ------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

  PRINCIPAL
    VALUE
    (LOCAL                                                                       STATED        STATED         VALUE
  CURRENCY)                              DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) (CONTINUED)

                INDONESIA - 0.8%
       640,000  Pertamina Persero PT (USD) (d)...............................     4.30%       05/20/23     $    638,936
                                                                                                           ------------
                KAZAKHSTAN - 1.9%
       480,000  KazMunayGas National Co., JSC (USD)..........................     9.13%       07/02/18          522,636
       308,000  Tengizchevroil Finance Co. International Ltd. (USD) (d)......     4.00%       08/15/26          290,252
       800,000  Zhaikmunai LLP (USD) (d).....................................     7.13%       11/13/19          784,000
                                                                                                           ------------
                                                                                                              1,596,888
                                                                                                           ------------
                MEXICO - 2.2%
       270,000  Alfa SAB de CV (USD).........................................     6.88%       03/25/44          263,925
       430,000  Cemex SAB de CV (USD) (d)....................................     7.75%       04/16/26          477,300
     4,800,000  Petroleos Mexicanos (MXN)....................................     7.19%       09/12/24          197,412
       400,000  Sixsigma Networks Mexico S.A. de CV (USD) (d)................     8.25%       11/07/21          378,000
       520,000  Unifin Financiera SAB de CV SOFOM ENR (USD) (d)..............     7.25%       09/27/23          509,080
                                                                                                           ------------
                                                                                                              1,825,717
                                                                                                           ------------
                NETHERLANDS - 0.3%
       200,000  GTH Finance BV (USD) (d).....................................     7.25%       04/26/23          215,146
                                                                                                           ------------
                NIGERIA - 0.7%
       290,000  Access Bank PLC (USD) (d)....................................    10.50%       10/19/21          289,681
       290,000  IHS Netherlands Holdco BV (USD) (d)..........................     9.50%       10/27/21          297,575
                                                                                                           ------------
                                                                                                                587,256
                                                                                                           ------------
                PARAGUAY - 0.4%
       350,000  Banco Regional SAECA (USD) (d)...............................     8.13%       01/24/19          371,438
                                                                                                           ------------
                PERU - 0.2%
       200,000  Union Andina de Cementos SAA (USD)...........................     5.88%       10/30/21          207,500
                                                                                                           ------------
                RUSSIA - 1.8%
       430,000  Evraz Group S.A. (USD) (d)...................................     6.50%       04/22/20          451,302
       338,000  Global Ports Finance PLC (USD) (d)...........................     6.87%       01/25/22          349,830
       350,000  Lukoil International Finance BV (USD)........................     4.56%       04/24/23          354,056
       310,000  Sberbank of Russia Via SB Capital S.A. (USD).................     6.13%       02/07/22          337,730
                                                                                                           ------------
                                                                                                              1,492,918
                                                                                                           ------------
                SOUTH AFRICA - 1.3%
       860,000  Eskom Holdings SOC Ltd. (USD)................................     7.13%       02/11/25          869,460
       200,000  MTN Mauritius Investment Ltd. (USD) (d)......................     6.50%       10/13/26          198,000
                                                                                                           ------------
                                                                                                              1,067,460
                                                                                                           ------------
                TURKEY - 1.2%
       200,000  Arcelik AS (USD) (d).........................................     5.00%       04/03/23          190,727
       580,000  Turkiye Vakiflar Bankasi TAO (USD)...........................     6.00%       11/01/22          541,163
       300,000  Yasar Holdings AS (USD) (d)..................................     8.88%       05/06/20          304,206
                                                                                                           ------------
                                                                                                              1,036,096
                                                                                                           ------------
                UNITED ARAB EMIRATES - 0.8%
       600,000  Jafz Sukuk 2019 Ltd. (USD)...................................     7.00%       06/19/19          659,280
                                                                                                           ------------
                VENEZUELA - 0.2%
       340,000  Petroleos de Venezuela S.A. (USD)............................     6.00%       05/16/24          131,750
                                                                                                           ------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES..................................................    16,538,592
                (Cost $16,546,745)                                                                         ------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2016

                                                       DESCRIPTION                                            VALUE
                -----------------------------------------------------------------------------------------  ------------
                TOTAL INVESTMENTS - 105.7%...............................................................  $ 88,482,689
                (Cost $83,424,792) (m)

                OUTSTANDING LOANS - (6.9%)...............................................................    (5,800,000)

                NET OTHER ASSETS AND LIABILITIES - 1.2%..................................................       996,410
                                                                                                           ------------
                NET ASSETS - 100.0%......................................................................  $ 83,679,099
                                                                                                           ============

-----------------------------

(a) All of these securities are available to serve as collateral for the outstanding loans.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2016, securities noted as such are valued at $856,390 or 1.0% of net assets.

(c)   Non-income producing security.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc., (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgement. At December 31, 2016, securities noted as such amounted to $14,132,367 or 16.9% of net assets.

(e) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2016.

(f)   Zero coupon bond.

(g) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.

(h)   This issuer is in default and interest is not being accrued by the Fund.

(i) This issuer has filed for bankruptcy protection in a Sao Paulo state court.

(j) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(k) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration normally to qualified institutional buyers. (see Note 2F - Restricted Securities in the Notes to Financial Statements).

(l)   Perpetual maturity.

(m) Aggregate cost for federal income tax purposes is $83,767,101. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,945,422 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,229,834.

ADR   American Depositary Receipt

Currency Abbreviations
      ARS  Argentine Peso
      BRL  Brazilian Real
      CLP  Chilean Peso
      EUR  Euro
      GBP  British Pound Sterling
      GHS  Ghanaian Cedi
      HKD  Hong Kong Dollar
      HUF  Hungarian Forint
      IDR  Indonesian Rupiah
      INR  Indian Rupee
      KRW  South Korean Won
      MXN  Mexican Peso
      MYR  Malaysian Ringgit
      PEN  Peruvian New Sol
      PHP  Philippines Peso
      PLN  Polish Zloty
      RUB  Russian Ruble
      THB  Thailand Baht
      TRY  Turkish Lira
      TWD  Taiwan New Dollar
      USD  United States Dollar
      ZAR  South African Rand


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                        LEVEL 2         LEVEL 3
                                                          TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT        QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2016       PRICES          INPUTS          INPUTS
                                                       ------------   ------------   --------------   ------------
Common Stocks:
     Thailand......................................    $  1,790,909   $    934,519   $      856,390   $         --
     Other Country Categories*.....................      34,175,456     34,175,456               --             --
                                                       ------------   ------------   --------------   ------------
        Total Common Stocks........................      35,966,365     35,109,975          856,390             --
                                                       ------------   ------------   --------------   ------------
Foreign Sovereign Bonds and Notes*.................      35,977,732             --       35,977,732             --
Foreign Corporate Bonds and Notes*.................      16,538,592             --       16,538,592             --
                                                       ------------   ------------   --------------   ------------
Total Investments..................................    $ 88,482,689   $ 35,109,975   $   53,372,714   $         --
                                                       ------------   ------------   --------------   ------------
Forward Foreign Currency Contracts**...............          70,202             --           70,202             --
                                                       ------------   ------------   --------------   ------------
Total..............................................    $ 88,552,891   $ 35,109,975   $   53,442,916   $         --
                                                       ============   ============   ==============   ============


                                                LIABILITIES TABLE
                                                                                        LEVEL 2         LEVEL 3
                                                          TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT        QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2016       PRICES          INPUTS          INPUTS
                                                       ------------   ------------   --------------   ------------
Forward Foreign Currency Contracts**...............    $   (135,863)  $         --   $     (135,863)  $         --
                                                       ============   ============   ==============   ============

*     See Portfolio of Investments for country breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred common stocks valued at $23,191,953 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at December 31, 2016. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on December 31, 2015 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (SEE NOTE 2C - FORWARD FOREIGN CURRENCY CONTRACTS IN THE NOTES TO FINANCIAL STATEMENTS):

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                            -------------------------------------------------------------
                                                                            PURCHASE             SALE           UNREALIZED
 SETTLEMENT                        AMOUNT                AMOUNT            VALUE AS OF        VALUE AS OF      APPRECIATION
    DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)        DECEMBER 31, 2016  DECEMBER 31, 2016  (DEPRECIATION)
------------  ------------  ---------------------  -------------------  -----------------  -----------------  --------------
  1/11/17         CIT       ZAR        23,394,000  USD       1,631,701     $ 1,699,328        $ 1,631,701     $       67,627
  1/11/17         BAR       USD         1,613,275  ZAR      23,394,000       1,613,274          1,699,328            (86,054)
  2/22/17         JPM       USD           777,083  BRL       2,733,000         777,083            826,892            (49,809)
  2/22/17         BAR       INR        32,218,000  USD         469,329         471,904            469,329              2,575
                                                                                                              --------------
Net Unrealized Appreciation (Depreciation) .................................................................  $      (65,661)
                                                                                                              ==============

(a) See Portfolio of Investments for currency descriptions.

See Note 2D - Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts' assets and liabilities on a gross basis.

Counterparty Abbreviations:
      BAR  Barclays Bank
      CIT  Citibank, NA
      JPM  JPMorgan Chase

CURRENCY EXPOSURE                     % OF TOTAL
DIVERSIFICATION                      INVESTMENTS +
--------------------------------------------------
USD                                      39.9%
INR                                       7.5
BRL                                       6.9
ZAR                                       5.9
RUB                                       5.7
HKD                                       4.9
TRY                                       4.0
IDR                                       3.9
MXN                                       3.9
KRW                                       3.2
PEN                                       2.1
TWD                                       2.1
THB                                       2.0
HUF                                       1.8
PLN                                       1.8
PHP                                       1.5
ARS                                       0.6
MYR                                       0.6
EUR                                       0.5
GHS                                       0.5
GBP                                       0.4
CLP                                       0.3
--------------------------------------------------
                            Total       100.0%
                                        ======

+ The weightings include the impact of currency forwards.


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS:
Investments, at value
   (Cost $83,424,792)..........................................................................      $ 88,482,689
Foreign currency (Cost $120,073)...............................................................           119,222
Unrealized appreciation on forward foreign currency contracts..................................            70,202
Receivables:
   Interest....................................................................................         1,245,729
   Dividends...................................................................................            87,810
   Miscellaneous...............................................................................            40,381
   Due from broker.............................................................................            14,019
   Investment securities sold..................................................................            10,996
   Dividend reclaims...........................................................................             8,233
Prepaid expenses...............................................................................             1,265
                                                                                                     ------------
   Total Assets................................................................................        90,080,546
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Due to custodian ..............................................................................            66,630
Unrealized depreciation on forward foreign currency contracts..................................           135,863
Payables:
   Deferred foreign capital gains tax..........................................................           126,484
   Investment advisory fees....................................................................            76,197
   Audit and tax fees..........................................................................            61,061
   Common Shares repurchased...................................................................            47,813
   Custodian fees..............................................................................            33,827
   Administrative fees.........................................................................            14,868
   Printing fees...............................................................................            12,352
   Interest and fees on loan...................................................................            10,353
   Transfer agent fees.........................................................................             8,735
   Legal fees..................................................................................             1,581
   Financial reporting fees....................................................................               771
   Trustees' fees and expenses.................................................................                13
Other liabilities..............................................................................             4,899
                                                                                                     ------------
   Total Liabilities...........................................................................         6,401,447
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 83,679,099
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 79,359,708
Par value......................................................................................            51,792
Accumulated net investment income (loss).......................................................          (177,040)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................          (417,417)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................         4,862,056
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 83,679,099
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      16.16
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,179,247
                                                                                                     ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $10,252)...........................................      $  3,981,595
Dividends (net of foreign withholding tax of $102,489).........................................           958,484
Other..........................................................................................             1,579
                                                                                                     ------------
   Total investment income.....................................................................         4,941,658
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           917,527
Custodian fees.................................................................................           196,631
Interest and fees on loan......................................................................            83,493
Administrative fees............................................................................            71,812
Audit and tax fees.............................................................................            68,452
Transfer agent fees............................................................................            35,404
Foreign capital gains tax......................................................................            32,896
Printing fees..................................................................................            31,899
Trustees' fees and expenses....................................................................            17,377
Legal fees.....................................................................................            11,391
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            35,525
                                                                                                     ------------
   Total expenses..............................................................................         1,511,657
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         3,430,001
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................          (614,425)
   Forward foreign currency contracts..........................................................           118,217
   Foreign currency transactions...............................................................           (18,347)
                                                                                                     ------------
Net realized gain (loss).......................................................................          (514,555)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         8,534,916
   Forward foreign currency contracts..........................................................          (100,429)
   Foreign currency translation................................................................            21,174
   Deferred foreign capital gains tax..........................................................           (12,374)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................         8,443,287
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,928,732
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 11,358,733
                                                                                                     ============


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR            YEAR
                                                                                            ENDED           ENDED
                                                                                         12/31/2016      12/31/2015
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss)......................................................      $   3,430,001   $   3,451,751
Net realized gain (loss)..........................................................           (514,555)     (4,563,042)
Net change in unrealized appreciation (depreciation)..............................          8,443,287      (8,823,189)
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations...................         11,358,733      (9,934,480)
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................         (1,585,053)             --
Net realized gain.................................................................         (1,815,234)             --
Return of capital.................................................................         (3,931,866)     (7,445,649)
                                                                                        -------------   -------------
Total distributions to shareholders...............................................         (7,332,153)     (7,445,649)
                                                                                        -------------   -------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares.......................................................         (1,492,344)       (527,625)
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions.........         (1,492,344)       (527,625)
                                                                                        -------------   -------------
Total increase (decrease) in net assets...........................................          2,534,236     (17,907,754)

NET ASSETS:
Beginning of period...............................................................         81,144,863      99,052,617
                                                                                        -------------   -------------
End of period.....................................................................      $  83,679,099   $  81,144,863
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period.........................      $    (177,040)  $     (43,233)
                                                                                        =============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................          5,289,339       5,327,785
Common Shares repurchased*........................................................           (110,092)        (38,446)
                                                                                        -------------   -------------
Common Shares at end of period....................................................          5,179,247       5,289,339
                                                                                        =============   =============

-----------------------------

* On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on September 15, 2016, but on September 15, 2016, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the year ended December 31, 2016, and the year ended December 31, 2015, the Fund repurchased 110,092 and 38,446, respectively, of its shares at a weighted-average discount of 14.54% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares subject to the earlier of
      (i) the repurchase of an additional 117,851 common shares (for an aggregate of 266,389), or (ii) March 15, 2017.


                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $  11,358,733
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (48,753,669)
      Sales, maturities and paydowns of investments.............................      54,011,940
      Net amortization/accretion of premiums/discounts on investments...........        (182,849)
      Net realized gain/loss on investments.....................................         614,425
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.....................................................         100,429
      Net change in unrealized appreciation/depreciation on investments.........      (8,534,916)
Changes in assets and liabilities:
      Increase in interest receivable...........................................        (256,499)
      Increase in dividend reclaims receivable..................................          (5,732)
      Decrease in dividends receivable..........................................          13,868
      Increase in due from broker...............................................         (14,019)
      Increase in prepaid expenses..............................................            (373)
      Increase in due to custodian..............................................          66,630
      Increase in interest and fees on loan payable.............................           4,331
      Increase in investment advisory fees payable..............................             585
      Increase in audit and tax fees payable....................................           2,861
      Increase in legal fees payable............................................             148
      Decrease in printing fees payable.........................................          (1,909)
      Increase in administrative fees payable...................................           2,398
      Decrease in custodian fees payable........................................          (7,112)
      Increase in transfer agent fees payable...................................           3,217
      Decrease in Trustees' fees and expenses payable...........................             (37)
      Increase in foreign capital gains tax.....................................          12,374
      Increase in other liabilities payable.....................................           2,511
                                                                                   -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                    $   8,437,335
                                                                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repurchase of Common Shares...............................................      (1,444,531)
      Distributions to Common Shareholders from net investment income...........      (1,585,053)
      Distributions to Common Shareholders from net realized gain...............      (1,815,234)
      Distributions to Common Shareholders from return of capital...............      (3,931,866)
                                                                                   -------------
CASH USED IN FINANCING ACTIVITIES...............................................                       (8,776,684)
                                                                                                    -------------
Decrease in cash and foreign currency (a).......................................                         (339,349)
Cash and foreign currency at beginning of period................................                          458,571
                                                                                                    -------------
Cash and foreign currency at end of period......................................                    $     119,222
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest and fees...............................                    $      79,162
                                                                                                    =============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $21,174.


Page 20                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------------
                                                      2016             2015             2014             2013             2012
                                                  ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period............   $    15.34       $    18.59       $    20.61       $    23.67       $    20.30
                                                   ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.64             0.65             0.77             0.79             0.90
Net realized and unrealized gain (loss).........         1.53            (2.52)           (1.39)           (2.45)            3.87
                                                   ----------       ----------       ----------       ----------       ----------
Total from investment operations................         2.17            (1.87)           (0.62)           (1.66)            4.77
                                                   ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.30)              --            (0.32)           (0.76)           (0.88)
Net realized gain...............................        (0.35)              --            (0.44)           (0.64)           (0.52)
Return of capital...............................        (0.75)           (1.40)           (0.64)              --               --
                                                   ----------       ----------       ----------       ----------       ----------
Total from distributions........................        (1.40)           (1.40)           (1.40)           (1.40)           (1.40)
                                                   ----------       ----------       ----------       ----------       ----------
Common share repurchases........................         0.05             0.02               --               --               --
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..................   $    16.16       $    15.34       $    18.59       $    20.61       $    23.67
                                                   ==========       ==========       ==========       ==========       ==========
Market value, end of period.....................   $    13.90       $    13.06       $    16.45       $    18.05       $    22.05
                                                   ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (a).......        15.93%           (9.16)%          (2.49)%          (6.49)%          24.36%
                                                   ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (a)..........        17.12%          (12.61)%          (1.47)%         (12.13)%          32.02%
                                                   ==========       ==========       ==========       ==========       ==========
-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $   83,679       $   81,145       $   99,053       $  109,813       $  126,093
Ratio of expenses to average net assets.........         1.76%            1.69%            1.71%            1.75%            1.78%
Ratio of total expenses to average net
   assets excluding interest expense............         1.66%            1.62%            1.64%            1.68%            1.70%
Ratio of net investment income (loss) to
   average net assets...........................         3.99%            3.66%            3.73%            3.57%            4.04%
Portfolio turnover rate.........................           53%              44%              48%              50%              49%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $    5,800       $    5,800       $    5,800       $    5,800       $    5,800
Asset coverage per $1,000 of indebtedness (b)...   $   15,427       $   14,990       $   18,078       $   19,933       $   22,740

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


                                1. ORGANIZATION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Common stocks and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market, LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked prices, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4) the financial statements of the issuer, or the financial condition of the country of issue;

            5) the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Asset Management Inc.'s ("Aberdeen" or the "Sub-Advisor") or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or third-party pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


If the equity security in question is a foreign security, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation on forward foreign currency contracts" and "Unrealized depreciation on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation/depreciation is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                         Gross Amounts
                                                                                       not Offset in the
                                                                                          Statement of
                                                                  Net Amounts of     Assets and Liabilities
                                              Gross Amounts      Assets Presented   ------------------------
                        Gross Amounts of      Offset in the      in the Statement                 Collateral
                           Recognized      Statement of Assets    of Assets and      Financial     Amounts
                             Assets          and Liabilities       Liabilities      Instruments    Received    Net Amount
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $     70,202        $          --        $     70,202      $  (2,575)   $       --   $    67,627


                                                                                         Gross Amounts
                                                                                       not Offset in the
                                                                  Net Amounts of          Statement of
                                                                   Liabilities       Assets and Liabilities
                                              Gross Amounts      Presented in the   ------------------------
                        Gross Amounts of      Offset in the        Statement of                   Collateral
                           Recognized      Statement of Assets      Assets and       Financial     Amounts
                          Liabilities        and Liabilities       Liabilities      Instruments    Pledged     Net Amount
--------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $   (135,863)       $          --        $   (135,863)     $   2,575    $       --   $  (133,288)


* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2016, the Fund held restricted securities as shown in the following table that Aberdeen has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                         ACQUISITION     PAR      CURRENT    CARRYING                % OF NET
SECURITY                                    DATE       AMOUNT      PRICE       COST        VALUE      ASSETS
--------------------------------------------------------------------------------------------------------------
OAS Finance Ltd, 8.88%                    4/18/2013    350,000   $  5.40    $  350,000   $  18,900     0.02%

OAS Investments GmbH, 8.25%, 10/19/19    10/15/2012    200,000      4.70       200,000       9,400     0.01
                                                                            ----------------------------------
                                                                            $  550,000   $  28,300     0.03%
                                                                            ==================================


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Permanent differences incurred during the year ended December 31, 2016, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $1,978,755 and an increase to accumulated net realized gain (loss) of $1,978,755. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended December 31, 2016, and December 31, 2015 was as follows:

                                                    2016           2015
Distributions paid from:
Ordinary income...............................  $  1,690,613   $        --
Capital gain..................................     1,709,674            --
Return of capital.............................     3,931,866     7,445,649

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Accumulated capital and other losses..........  $   (294,550)
Net unrealized appreciation (depreciation)....     4,585,408
                                                ------------
Total accumulated earnings (losses)...........     4,290,858
Other.........................................       (23,259)
Paid-in capital...............................    79,411,500
                                                ------------
Net assets....................................    83,679,099
                                                ============

H. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Foreign capital gains tax" on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2016, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2016, the Fund incurred and elected to defer capital losses of $294,550.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015, and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2016, were $47,700,171 and $52,621,611, respectively.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at December 31, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                                ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                     ---------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE    LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  -----------------------  --------------  -----------------------  ---------------
                                     Unrealized appreciation                  Unrealized depreciation
Forward foreign                      on forward foreign                       on forward foreign
currency contracts  Currency Risk    currency contracts       $   70,202      currency contracts       $  (135,863)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2016


The following table presents the amount of net realized gain(loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts       $  118,217
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                        $ (100,429)

During the year ended December 31, 2016, notional values of forward foreign currency contracts opened and closed were $89,788,250 and $76,094,897, respectively.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). Effective November 4, 2016, the credit facility was amended, whereby the expiration date was extended until November 3, 2017. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 80 basis points. Prior to November 4, 2016, the borrowing rate under the revolving credit facility was equal to the 1-month LIBOR plus 75 basis points. As of December 31, 2016, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000. For the year ended December 31, 2016, the average amount outstanding was $5,800,000. The high and low annual interest rates during the year ended December 31, 2016 were 1.48% and 1.07%, respectively, and the weighted average interest rate was 1.23%. The interest rate at December 31, 2016 was 1.48%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Emerging Opportunity Fund, as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 22, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

For the year ended December 31, 2016, the amount of long-term capital gain distributions designated by the Fund was $1,709,674 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

The Fund hereby designates as qualified dividend income 37.02% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2016. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2016, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $3,551,338 (representing a total of $0.69 per share). The total amount of taxes paid to such countries is $128,064 (representing a total of $0.02 per share).

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 26, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as the Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 3,297,630, the number of votes withheld was 1,106,607 and the number of broker non-votes was 865,840. The number of votes cast in favor of Mr. Nielson was 3,294,990, the number of votes withheld was 1,109,247 and the number of broker non-votes was 865,840. Richard
E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)


NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)


its ability to make debt payments denominated in U.S. Dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the united states by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the international monetary fund, the international bank for reconstruction and development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)

                                                                                               NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN        TRUSTEESHIPS OR
                                                                                            THE FIRST TRUST        DIRECTORSHIPS
       NAME, ADDRESS,           TERM OF OFFICE                                               FUND COMPLEX         HELD BY TRUSTEE
      DATE OF BIRTH AND          AND LENGTH OF             PRINCIPAL OCCUPATIONS              OVERSEEN BY           DURING PAST
   POSITION WITH THE TRUST        SERVICE(1)                DURING PAST 5 YEARS                 TRUSTEE               5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Three-Year Term  Physician, Officer, Wheaton Orthopedics;        138          None
c/o First Trust Advisors L.P.                     Limited Partner, Gundersen Real Estate
120 East Liberty Drive,        o Since Fund       Limited Partnership (June 1992 to
  Suite 400                      Inception        December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                 (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Three-Year Term  President, ADM Investor Services, Inc.          138          Director of ADM
c/o First Trust Advisors L.P.                     (Futures Commission Merchant)                                Investor Services,
120 East Liberty Drive,        o Since Fund                                                                    Inc., ADM
  Suite 400                      Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                              International, and
D.O.B.: 11/57                                                                                                  Futures Industry
                                                                                                               Association

Robert F. Keith, Trustee       o Three-Year Term    President (2003 to Present), Hibs             138          Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                      Company of
120 East Liberty Drive,        o Since Fund         Consulting)                                                Illinois
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Three-Year Term  Managing Director and Chief Operating           138          Director of
c/o First Trust Advisors L.P.                     Pelita Officer (January 2015 to                              Covenant
120 East Liberty Drive,        o Since Fund       Present), Harapan Education Foundation                       Transport, Inc.
  Suite 400                      Inception        (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                 President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                     (June 2012 to September 2014), Servant
                                                  Interactive LLC (Educational Products and
                                                  Services); President and Chief Executive
                                                  Officer (June 2012 to September 2014),
                                                  Dew Learning LLC (Educational Products
                                                  and Services); President (June 2002 to
                                                  June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee     o Three-Year Term  Chief Executive Officer, First Trust            138          None
and Chairman of the Board                         Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,        o Since Fund       L.P.; Chairman of the Board of Directors,
  Suite 400                      Inception        BondWave LLC (Software Development
Wheaton, IL 60187                                 Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                     (Investment Advisor)

-----------------------------

(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)

                                POSITION AND               TERM OF OFFICE
    NAME, ADDRESS                 OFFICES                  AND LENGTH OF                       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH FUND                    SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                            o Since January 2016    to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer
                                                                               (January 2016 to Present), BondWave LLC
                                                                               (Software Development Company) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


W. Scott Jardine         Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,    Legal Officer                                         First Trust Portfolios L.P.; Secretary and General
  Suite 400                                            o Since Fund            Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                        Inception             Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist      Vice President                o Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                            o Since Fund            Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                                        Inception
D.O.B: 02/70


Kristi A. Maher          Chief Compliance              o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    Officer and                                           and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary           o Chief Compliance
Wheaton, IL 60187                                        Officer since
D.O.B.: 12/66                                            January 2011

                                                       o Assistant Secretary
                                                         Since Fund Inception


Donald P. Swade          Treasurer, Chief Financial    o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Officer and Chief                                     President (April 2012 to July 2016), First Trust
  Suite 400              Accounting Officer            o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors,
                                                                               LLC and Claymore Securities, Inc.

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

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


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


                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2015 and $53,000 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2015 and $91.91 for 2016. The 2016 audit-related fees are related to the review of pricing committee procedures.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $9,080 for 2015 and $9,335 for 2016. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2015 and $0 for 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $3,000 for 2015 and $0 for 2016. These fees were for fund accounting system conversion.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2015 were $12,080 and $12,500 for the Registrant and the Registrant's investment adviser, respectively and for 2016 were $9,335 and $13,000 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

          ABERDEEN U.S. REGISTERED ADVISERS (THE "ABERDEEN ADVISERS")

                      PROXY VOTING POLICIES AND PROCEDURES

                         Effective as of March 2, 2016

Policy Statement

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires the Aberdeen Advisers to vote proxies in a manner consistent with clients' best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients' portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen's Corporate Governance Policy and Principles are published on our website:

HTTP://WWW.ABERDEEN-ASSET.COM/DOC.NSF/LIT/LEGALDOCUMENTATIONGROUPCORPORATEGOVERNANCEPRINCIPLES

Our proxy voting records are available per request, or on the SEC's website at SEC.gov.

Policy

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") (the "Funds" and each, a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. The Aberdeen Advisers who advise or sub-advise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. The Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the regulatory requirements of the jurisdiction in which the client is located.

Aberdeen's Corporate Governance Policy and Principles are published on our website:

HTTP://WWW.ABERDEEN-ASSET.COM/DOC.NSF/LIT/LEGALDOCUMENTATIONGROUPCORPORATEGOVERNANCEPRINCIPLES

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request, or on the SEC's website at SEC.gov.

ERISA

The U.S. Department of Labor ("DOL") has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA's fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i. Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii. Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan's portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii. An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.


On occasions when it is deemed to be a fiduciary for an ERISA client's assets, Aberdeen will vote the Plan assets in accordance with Aberdeen's Proxy Voting Policy. Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 9, 2017

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

DEVAN KALOO
Head of Global Emerging Markets Equity

Mr. Kaloo is responsible for the London based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely.

JOANNE IRVINE
Head of Global Emerging Markets ex Asia

Ms. Irvine is Head of Global Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. Joanne joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

FIONA MANNING
Senior Investment Manager, Global Emerging Markets Equity

Ms. Manning is a senior Investment Manager for Global Emerging Markets Equity. Ms. Manning joined Aberdeen in 2005 following the acquisition of Deutsche Asset Management ("Deutsche") in 2005.

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market and Sovereign Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

Mr. Wolman is a Senior Investment Manager on the Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


INFORMATION PROVIDED AS OF DECEMBER 31, 2015

(assets in millions).

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts     Total          Based on         is Based on
          Team Member                     Type of Accounts              Managed        Assets        Performance       Performance
                                          ----------------
1.  Devan Kaloo                  Registered Investment Companies:         13         $ 9,778.96           0              $     0
                                 Other Pooled Investment Vehicles:        25         $16,277.80           0              $     0
                                 Other Accounts:                          59         $15,899.31           4              $561.41
2.  Joanne Irvine                Registered Investment Companies:         13         $ 9,778.96           0              $     0
                                 Other Pooled Investment Vehicles:        25         $16,277.80           0              $     0
                                 Other Accounts:                          59         $15,899.31           4              $561.41
    Fiona Manning                Registered Investment Companies:         13         $ 9,778.96           0              $     0
                                 Other Pooled Investment Vehicles:        25         $16,277.80           0              $     0
                                 Other Accounts:                          59         $15,899.31           4              $561.41
4.  Brett Diment                 Registered Investment Companies:          3         $   167.07           0              $     0
                                 Other Pooled Investment Vehicles:        20         $ 2,731.17           0              $     0
                                 Other Accounts:                          23         $ 4,723.46           1              $170.60
5.  Max Wolman                   Registered Investment Companies:          3         $   167.07           0              $     0
                                 Other Pooled Investment Vehicles:        20         $ 2,731.17           0              $     0
                                 Other Accounts:                          23         $ 4,723.46           1              $170.60


POTENTIAL CONFLICTS OF INTERESTS

AS OF DECEMBER 31, 2016

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers' management of "other accounts", including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance ("performance-based fees"), may give rise to potential conflicts of interest in connection with their management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2016

Aberdeen Asset Management PLC's ("Aberdeen") remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen's clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen's policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives' interests with Aberdeen's sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager's compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen's dynamic compliance monitoring system.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2016

       Name of Portfolio Manager        Dollar ($) Range of
       --------------------------       --------------------
                   or                       Fund Shares
                   ---                      ------------
               Team Member              Beneficially Owned
               -----------              -------------------
       Devan Kaloo                              $0
       Joanne Irvine                            $0
       Fiona Manning                            $0
       Brett Diment                             $0
       Max Wolman                               $0


(B)    Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                          (C) TOTAL NUMBER               (D) MAXIMUM NUMBER
                      (A) TOTAL                         OF SHARES (OR UNITS)        (OR APPROXIMATE DOLLAR VALUE)
                      NUMBER OF       (B) AVERAGE           PURCHASED AS                OF SHARES (OR UNITS)
                      SHARES OR        PRICE PAID         PART OF PUBLICLY            THAT MAY YET BE PURCHASED
                        UNITS          PER SHARE           ANNOUNCED PLANS                    UNDER THE
     PERIOD           PURCHASED        (OR UNIT)             OR PROGRAMS                  PLANS OR PROGRAMS
Month #1
(01/01/2016 -
01/31/2016)            19,262            $12.405                57,708                        208,681
Month #2
(02/01/2016 -          10,588            $12.385                68,296                        198,093
02/29/2016)
Month #3
(03/01/2016 -           1,377            $13.749                69,673                        196,716
03/31/2016)
Month #4
(04/01/2016 -           3,843            $14.017                73,516                        192,873
04/30/2016)
Month #5
(05/01/2016 -           2,700            $13.992                76,216                        190,173
05/31/2016)
Month #6
(06/01/2016 -             0                 0                   76,216                        190,173
06/30/2016)
Month #7
(07/01/2016 -             0                 0                   76,216                        190,173
07/31/2016)
Month #8
(08/01/2016 -             0                 0                   76,216                        190,173
08/31/2016)
Month #9
(09/01/2016 -           3,497            $15.046                79,713                        186,676
09/30/2016)
Month #10
(10/01/2016 -             0                 0                   79,713                        186,676
10/31/2016)
Month #11
(11/01/2016 -          24,945            $13.963                104,658                       161,731
11/30/2016)
Month #12
(12/01/2016 -          43,880            $13.919                148,538                       117,851
12/31/2016)
Total                  110,092           $13.555                148,538                       117,851

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on September 15, 2016, but on September 15, 2016, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the year ended December 31, 2016, and the year ended December 31, 2015, the Fund repurchased 110,092 and 38,446, respectively, of its shares at a weighted-average discount of 14.54% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares subject to the earlier of (i) the repurchase of an additional 117,851 common shares (for an aggregate of 266,389), or (ii) March 15, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust/Aberdeen Emerging Opportunity Fund
               --------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2017
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2017
      -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 22, 2017
      -----------------

* Print the name and title of each signing officer under his or her signature.